UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) April 12, 2002

                     ModernGroove Entertainment, Inc.
          --------------------------------------------------
          (Exact name of Registrant as specified in charter)

                  Nevada               0-26073         86-0881193
       ----------------------------  -----------   -----------------
       (State or other jurisdiction  (Commission   (I.R.S. Employer
        of incorporation)             File Number)   Identification)

        1801 E. Tropicana, Suite 9, Las Vegas, NV          89119
    -------------------------------------------------   ----------
          (Address of principal executive offices)      (Zip Code)


   Registrant's telephone number, including area code: (702) 893-2556
                                                       --------------

                          Not Applicable
    --------------------------------------------------------------
    (Former name or former address, if changed, since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Pursuant to Bylaws of the Company, Article IV, entitled "Officers," Section 4, entitled "Removal," it states: "Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in their judgment, the best interests of the corporation would be served by such removal. Such removal shall be without prejudice to the contractual rights, if any, of the persons so removed." On April 19, 2002, by Board Resolution, the Board of Directors, removed Mr. John Stroppa as an Officer of the Company. He was removed due to his failure to follow the company's original business plan, which was prepared and presented by John Stroppa to individuals who invested funds in the Company with the belief the business plan would be executed. (See "Item 6. Resignation of Registrant's Directors.")

The Board of Directors appointed Mr. Arthur W. Skagen, as its acting President and as its acting Secretary. He will hold office for the unexpired term of his predecessor and/or until his successor(s) are elected and qualified.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

On April 12, 2002, the Canadian Imperial Bank of Commerce, Vancouver, British Columbia filed against ModernGroove Entertainment, Inc., a petition with the Supreme Court of British Columbia to be adjudged bankrupt, under Canadian Bankruptcy Code, British Columbia, Bankruptcy Division, Department of
Consumer and Corporate Affairs, designated with the Vancouver Registry as Case No. 225054VA02. They state in their Bankruptcy Petition that "Moderngroove Entertainment, Inc., is justly and truly indebted to us in the sum of $304,482.40 together with interest calculated form February 8, 2002 and costs." Information concerning this case is more fully described in the Exhibit section of this filing, hereto and which information is incorporated herein by reference. The Canadian corporation has ceased operations in Canada. The
U.S. Company will continue to operate in its ordinary course of business as it has no debt. The Company will prepare a plan of reorganization.


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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

Pursuant to Bylaws of the Company, Article III, entitled "Board of Directors,"
Section 8, entitled "Removal," it states: "Any director may be removed without cause by a majority vote of the stockholders." On April 19, 2002, shareholders representing in excess of fifty-one (51) percent of the common stock voted to remove Mr. John Stroppa, as President and Director of the Company. He was removed due to his failure to follow the company's original business plan, which was prepared and presented by John Stroppa to individuals who invested funds in the Company with the belief the business plan would be executed.
The special shareholder meeting was organized by Mr. Arthur W. Skagen, solicitor, shareholder and largest unsecured creditor to the Company.
Pursuant to the Company's Bylaws, Article II, Section 2, he called a special meeting, where shareholders who represent a majority ownership in the Company voted 15,400,000 common shares out of 30,650,700 total issued and outstanding to remove John Stroppa. Additionally, under Nevada law, NRS 78.335(5) the shareholders voted to fill the Director vacancy with Mr. Arthur W. Skagen. He will hold office for the unexpired term of his predecessor and/or until his successor is elected and qualified.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(C) Exhibit Index

(99.1)  Canadian Bankruptcy Petition.

(99.2)  Notice of Hearing of Petition.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ModernGroove Entertainment, Inc.

By:  Arthur W. Skagen
------------------------
Arthur W. Skagen
Acting President

Dated:  April 24, 2002


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